Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Prestige Financial Services, Inc. (the “Company”)

Triumph Capital Markets, LLC

Academy Securities, Inc.

(together, the “Specified Parties”)

Re:	Prestige Auto Receivables Trust 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “PART 2026-1 Tapes v2.xlsx” provided by the Company on June 5, 2026, containing information on

(i)	2,435 retail installment sale contracts and security agreements secured by new and used automobiles, vans, and light duty trucks (the “Prefunding Receivables”) and

(ii)

2,995 retail installment sale contracts and security agreements secured by new and used automobiles, vans, and light duty trucks (the “Current Receivables”, together with the Prefunding Receivables, the “Initial Receivables”) as of April 30, 2026 (the “Data File”),

which we were informed are intended to be included as collateral in the offering by Prestige Auto Receivables Trust 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within $1.00, 0.1%, and one (1) month, respectively.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of Title Document.

•

The term “Acceptable Company Names” means the acceptable company names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•

The term “Receivable File” means the following documents: Installment Sale Contract, Title Document, Post Funding Correspondence, Modification Agreement, and/or screenshots from the Company’s servicing system (the “Servicing System”). The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 10 Prefunding Receivables and 40 Current Receivables from the Data File, (together, the “Selected Receivables”) using a random sampling tool. A listing of the Selected Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Prefunding Receivables and Current Receivables we were instructed to randomly select from the Data File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions

Account Number	Servicing System

Borrower Last Name	Installment Sale Contract or Servicing System, and Instructions

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract, Post Funding Correspondence

Current Interest Rate	Servicing System

Original Term	Installment Sale Contract, Modification Agreement, and Instructions

Payment Amount	Installment Sale Contract, Modification Agreement, Post Funding Correspondence

Obligor State	Installment Sale Contract, Servicing System

Vehicle Make	Installment Sale Contract and Instructions

Attribute	Receivable File / Instructions

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

For Selected Receivables #13, #16, and #17 we were informed by the Company that the Installment Sale Contracts are Direct Lending Contracst. We were instructed to consider all Direct Lending Contracts to be “Used.”

Vehicle Identification Number (“VIN”)	Installment Sale Contract

We found such information to be in agreement without exception.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•

Title Document; we were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Initial Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Initial Receivables to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Initial Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Initial Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 26, 2026

Exhibit A

Title Documents

Application for Certificate of Title	Electronic Title Copy

Application for Certificate of Title and Registration	Form MV-1 Motor Vehicle Title Application

Application for Certificate of Title for a Vehicle	KDOR – Title, Lien & Registration Records

Application for Certificate of Title or Registration	Lien Holders Release Forms

Application for Certificate of Title with/without Registration	Lien Receipt

Application for Dealer Assignment	Notice of Lien

Application for Noting of Lien, Duplicate Title, or Multipurpose Use	Notice of Filing

Application for Registration of Motor Vehicle	Notice of Security Interest Filing

Application for Title and License	Notice of Security or Lien Filing

Application for Title and Registration Statement of Vehicle Sale	Notification of Lien

Application for Title and/or Registration	Receipt of Dealer Transaction

Application for Vehicle Transaction(s)	Record Lookup Results

Application for Vehicle Title	Request Report

Application(s) for Certificate of Title to a Motor Vehicle	Termination Statement

Application to Title/Reg. a Vehicle	Title Application

Certificate of Registration	Title & License Plate Application

Certificate of Title	Title and Registration Application

Certificate of Title for a Vehicle	Title and Registration Receipt

Certificate of Title of a Vehicle	Title Guaranty

Copy of Application for Registration	Title Information

Dealer, Rebuilder, or Lessor’s Report of Sale or Lease	Title Lien Statement

Documentation from Department of State	Universal Title Application

Electronic Dealer, Rebuilder, or Lessor’s Report of Sale or Lease	Vehicle Title Application

Acceptable Company Names

PFS PRESTIGE FINANCIAL SERVICES	PRESTIGE FINANCIAL SERVICES INC

PRESTIGE AUTO FINANCE CORP	PRESTIGE FINANCIAL SERVICES INC.

Prestige Finance	PRESTIGE FINANCIAL SERVICES, INC

PRESTIGE FINANCIAL	PRESTIGE FINANCIAL SERVICES, INC.

PRESTIGE FINANCIALS	PRESTIGE FINANCIAL SERVICES,INC

PRESTIGE FINANCIAL SERICES INC	PRESTIGE FINANCIAL SERVICS

PRESTIGE FINANCIAL SERV	PRESTIGE FINANCIAL SERVICS INC

PRESTIGE FINANCIAL SERV INC	PRESTIGE FINANCIAL SERVICES, IN

PRESTIGE FINANCIAL SERV.	PRESTIGE FINANCIAL SRVS INC

PRESTIGE FINANCIAL SERVI	PRESTIGE FINANCIAL SVCS

PRESTIGE FINANCIAL SERVICE	PRESTIGE FINANCIAL SVCS INC

PRESTIGE FINANCIAL SERVICE INC	PRESTIGE FINANCIAL SVS INC

PRESTIGE FINANCIAL SERVICES	PRESTIGE FNCL SVCS

PRESITGE FINANCIAL SERVICES IN	PRESTIGE FIN SVCES INC

PRESTIGE FINANCIAL SVC

Exhibit B

The Selected Receivables

Selected Receivable #	Receivable Number	Selected Receivable #	Receivable Number
1	20261001	34	20261034
2	20261002	35	20261035
3	20261003	36	20261036
4	20261004	37	20261037
5	20261005	38	20261038
6	20261006	39	20261039
7	20261007	40	20261040
8	20261008	41	20261041
9	20261009	42	20261042
10	20261010	43	20261043
11	20261011	44	20261044
12	20261012	45	20261045
13	20261013	46	20261046
14	20261014	47	20261047
15	20261015	48	20261048
16	20261016	49	20261049
17	20261017	50	20261050
18	20261018
19	20261019
20	20261020
21	20261021
22	20261022
23	20261023
24	20261024
25	20261025
26	20261026
27	20261027
28	20261028
29	20261029
30	20261030
31	20261031
32	20261032
33	20261033

(*)	The Company has assigned a unique seven-digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit C

Instructions

Attribute	Instructions
Borrower Last Name	In the event the Borrower’s Last Name did not agree to the last name stated in the Installment Sale Contract or Servicing System, compare the Borrower’s Last Name to the co-borrower last name stated in the Installment Sale Contract or Servicing System.

Original Term	In the event the Original Term did not agree with the Installment Sale Contract, recompute as the number of months between the first payment due date in the Installment Sale Contract and the final payment due date in the Modification Agreement.

Vehicle Make

In the event the Vehicle Make stated in the Installment Sale Contract was “Hyun,” “Chevrol,” “Mercedes-B,” or “Mitsubis,” consider the Vehicle Make to be “Hyundai,” “Chevrolet,” “Mercedes-Benz,” or “Mitsubishi,” respectively.

Consider variations due to spelling, abbreviation, or truncation of the full Vehicle Make to be acceptable.